Manager Class Shares: GDAMX

(a series of Northern Lights Fund Trust)

Supplement dated March 13, 2015
Prospectus and Statement of Additional Information dated October 28, 2014.

Please be advised of the following changes:

After March 13, 2015 The Giralda Fund (the "Fund") will be closed to new investors.

Current shareholders and investors in the categories described below may continue to purchase shares of the Fund. You may purchase additional Fund shares and reinvest dividends and capital gains in shares of the Fund if you are:

•	A current Fund shareholder as of March 13, 2015;
•	A participant in a qualified defined contribution retirement plan that offers the Fund as an investment option as of March 13, 2015; or
•	A broker/dealer wrap fee program or financial advisory firm charging asset-based fees with existing accounts as of March 13, 2015; such firms may purchase shares on behalf of existing clients.

Except as otherwise noted, these restrictions apply to investments made directly with the Fund through its Transfer Agent, investments made indirectly through financial institutions and investments made indirectly through financial intermediaries. Once an account is closed, additional investments will not be accepted unless you are one of the investors listed above. Investors may be required to demonstrate eligibility to purchase shares of the Fund before an investment is accepted. Fund management reserves the right to (i) make additional exceptions that, in its judgment, do not adversely affect its ability to manage the Fund and accept new shareholders through specified investment advisers or broker dealers from time to time, (ii) reject any investment or refuse any exception, including those detailed above, that it believes will adversely affect its ability to manage the Fund, and (iii) close and re-open the Fund to new or existing shareholders at any time.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information, dated October 28, 2014, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-855-GIRALDA.

Please retain this Supplement for future reference.